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GreenPoint Credit
Manufactured Housing Contract Trust
Pass-Through Certificates
Series 2000-3, Investor Number 52000051/52000052

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
MONTHLY SERVICING SUMMARY                                                                       PERIOD ENDING:             31-Dec-00
------------------------------------------------------------------------------------------------------------------------------------
Determination Date:                         01/17/01
Remittance Date:                            01/22/01
Total Pool Prior Period WAC                   10.82%                                        Scheduled Balance              Factor
Total Pool Current Period WAC                 10.84%                         BOP Pool         $688,796,609.77            95.7771073%
Group I Prior Period  WAC                     11.51%                         EOP Pool         $683,874,440.99            95.0926802%
Group I Current Period WAC                    11.51%                      BOP Group I         $417,857,976.20            95.2905596%
Group II Prior Period WAC                      9.76%                      EOP Group I         $414,908,183.90            94.6178732%
Group II Current Period WAC                    9.80%                     BOP Group II         $270,938,633.57            96.5373084%
Class I A Pass Through Rate                 8.45000%                     EOP Group II         $268,966,257.09            95.8345370%
Class I M-1 Pass Through Rate               9.10000%               Class I A Principal        $314,050,872.90            93.0102214%
                                                                               Balance
Class I M-2 Pass Through Rate               9.25000%                       Class I M-1        $ 25,214,000.00           100.0000000%
                                                                     Principal Balance
Class I B-1 Pass Through Rate               9.25000%                       Class I M-2        $ 19,733,000.00           100.0000000%
                                                                     Principal Balance
Class I B-2 Pass Through Rate               9.25000%                       Class I B-1        $ 24,118,000.00           100.0000000%
                                                                     Principal Balance
Class II A-1 Pass Through Rate              6.95625%                       Class I B-2        $ 31,792,311.00           100.0000000%
                                                                     Principal Balance
Class II A-2 Pass Through Rate              5.95000%                      Class II A-1        $143,966,257.09            92.4894697%
                                                                     Principal Balance
LIBOR                                       6.68625%                      Class II A-2        $125,000,000.00           100.0000000%
                                                                     Principal Balance
I.    RECAP OF POOL:                                       LOAN
                                                           COUNT             Class I A          Class I M-1           Class I M-2
                                                      -----------------  ------------------  -------------------  ------------------
      Beginning Certificate Balance                             17,332     $317,000,665.20      $ 25,214,000.00     $ 19,733,000.00
      Scheduled Principal Reduction                                          (1,062,604.07)                0.00                0.00
      Partial Principal Prepayments                                            (170,305.68)                0.00                0.00
      Principal Prepayments In Full                                (93)        (916,722.74)                0.00                0.00
      Contract Liquidations                                        (42)        (800,159.81)                0.00                0.00
      Contract Repurchases                                           0                0.00                 0.00                0.00
      Previously Undistributed Shortfalls                                             0.00                 0.00                0.00
                                                      -----------------  ------------------  -------------------  ------------------
      Remaining Certificate Balance                             17,197     $314,050,872.90      $ 25,214,000.00     $ 19,733,000.00
                                                      =================  ==================  ===================  ==================

      Liquidation Loss Amount                                                                              0.00                0.00
      Adjusted Certificate Balance                                                                25,214,000.00       19,733,000.00
                                                                                             ===================  ==================

                                                         Class I B-1        Class I B-2         Class II A-1         Class II A-2
                                                      -----------------  ------------------  -------------------  ------------------
      Beginning Certificate Balance                     $24,118,000.00     $ 31,792,311.00      $145,938,633.57     $125,000,000.00
      Scheduled Principal Reduction                               0.00                0.00          (247,675.92)               0.00
      Partial Principal Prepayments                               0.00                0.00          (167,410.72)               0.00
      Principal Prepayments In Full                               0.00                0.00        (1,034,979.49)               0.00
      Contract Liquidations                                       0.00                0.00          (522,310.35)               0.00
      Contract Repurchases                                        0.00                0.00                 0.00                0.00
      Previously Undistributed Shortfalls                         0.00                0.00                 0.00                0.00
                                                      -----------------  ------------------  -------------------  ------------------
      Remaining Certificate Balance                     $24,118,000.00     $ 31,792,311.00      $143,966,257.09     $125,000,000.00
                                                      =================  ==================  ===================  ==================

      Liquidation Loss Amount                                     0.00                0.00
      Adjusted Certificate Balance                       24,118,000.00       31,792,311.00
                                                      =================  ==================

II.   DISTRIBUTIONS:                                                          Class I A          Class I M-1          Class I M-2
                                                                         ------------------  -------------------  ------------------
      Principal Distribution Amount                                        $  2,949,792.30      $          0.00     $          0.00
      Interest Distribution Amount                                            2,232,213.02           191,206.17          152,108.54
      Unpaid Interest Shortfall                                                       0.00                 0.00                0.00
                                                                         ------------------  -------------------  ------------------
      Total Distribution                                                   $  5,182,005.32      $    191,206.17     $    152,108.54
                                                                         ==================  ===================  ==================

                                                         Class I B-1        Class I B-2         Class II A-1         Class II A-2
                                                      -----------------  ------------------  -------------------  ------------------
      Principal Distribution Amount                     $         0.00     $          0.00      $  1,972,376.48     $          0.00
      Interest Distribution Amount                          185,909.58          245,065.73           930,586.82          640,451.39
      Unpaid Interest Shortfall                                   0.00                0.00                 0.00                0.00
      Net Funds Carryover Amount                                                                           0.00                0.00
                                                      -----------------  ------------------  -------------------  ------------------
      Total Distribution                                $   185,909.58     $    245,065.73      $  2,902,963.30     $    640,451.39
                                                      =================  ==================  ===================  ==================

III.  SHORTFALLS                                         Class I M-1        Class I M-2         Class I B-1          Class I B-2
                                                      -----------------  ------------------  -------------------  ------------------
      Unpaid Principal Shorfall                                   0.00                0.00                 0.00                0.00
      Agg Amount of Liquidation Losses                            0.00                0.00                 0.00                0.00
      Liquidation Loss Interest Amount                            0.00                0.00                 0.00                0.00
      Unpaid Liquidation Loss Interest Shortfall                  0.00                0.00                 0.00                0.00
      Principal Shortfall Amount                                  0.00                0.00                 0.00                0.00
                                                      -----------------  ------------------  -------------------  ------------------
                                                                  0.00                0.00                 0.00                0.00
                                                      =================  ==================  ===================  ==================

IV.   LOC                                                                      Class II A                            Class I B-2
                                                                         ------------------                       ------------------
      Beginning of Period Available Letter of Credit                         70,164,229.00                            31,792,311.00
      Draws to the Letter of Credit                                                   0.00                                     0.00
      Reimbursements to the Letter of Credit                                          0.00                                     0.00
                                                                         ------------------                       ------------------
      End of Period Available Letter of Credit                               70,164,229.00                            31,792,311.00
                                                                         ==================                       ==================

      LOC Replaced, Modified or Cancelled?                                       NO                                        NO

V.    AVAILABLE DISTRIBUTION AMOUNT                                            Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
      Available Distribution Amount                                           5,351,452.60         3,353,513.69     $  8,704,966.29
      Group I Available Funds Shortfall from Group II                                 0.00                 0.00                0.00
      Group II Available Funds Shortfall from Group I                                 0.00                 0.00                0.00
      Monthly Advance Amount                                                    362,044.30           164,442.85          526,487.15
      Enhancement Payment                                                             0.00                 0.00                0.00
      LOC Draw Amount                                                                 0.00                 0.00                0.00
                                                                         ------------------  -------------------  ------------------
      Total Available Distribution Amount                                     5,713,496.90         3,517,956.54        9,231,453.44
                                                                         ==================  ===================  ==================

VI.   HOLDOVER AMOUNTS
      Class II A-2 Holdover Amount Current Month                                      0.00
      Class II A-2 Aggregate Holdover Amount                                          0.00

VII.  MONTHLY ADVANCE                                                          Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                                  Monthly Advance Amount   $    362,044.30      $    164,442.85     $    526,487.15
                                            Ou tstanding Amount Advanced   $    604,842.74      $    189,901.00     $    794,743.74

VIII. RESIDUAL                                                                 Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
      Deposit to Special Account                                                      0.00                 0.00                0.00
      Residual Interest Distribution Amount                                $          0.00      $          0.00     $          0.00

IX.   SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I ):
                                                                               Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                                           Total P&I.....  $  5,070,558.49      $  2,451,310.14     $  7,521,868.63
                                                           Gross Int.....    (4,007,954.42)       (2,203,634.22)      (6,211,588.64)
                                                                         ------------------  -------------------  ------------------
                                                           Principal.....     1,062,604.07           247,675.92        1,310,279.99
                                                                         ==================  ===================  ==================

X.    SERVICING FEE:                                                           Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                                    Monthly Servicing Fee  $    348,214.98      $    225,782.19     $    573,997.17
                                             Senior Monthly Servicing Fee             0.00                 0.00     $          0.00
                                       Subordinated Monthly Servicing Fee             0.00                 0.00     $          0.00
                                       Aggregate Unpaid Subordinated Fees             0.00                 0.00     $          0.00
                                                                         ------------------  -------------------  ------------------

XI.   DELINQUENCY INFORMATION:                                                 Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                             Number 31-59 days delinquent              513                  214                 727
                                            Balance 31-59 days delinquent  $ 15,974,449.66      $  9,264,221.67     $ 25,238,671.33
                                             Number 60-89 days delinquent              111                   50                 161
                                            Balance 60-89 days delinquent  $  3,867,712.48      $  1,973,224.65     $  5,840,937.13
                                        Number 90 or more days delinquent              130                   55                 185
                                       Balance 90 or more days delinquent  $  5,413,041.92      $  2,295,305.02     $  7,708,346.94
                                                                         ------------------  -------------------  ------------------
                                                    EOP Delinquent Number              754                  319               1,073
                                                   EOP Delinquent Balance  $ 25,255,204.06      $ 13,532,751.34     $ 38,787,955.40
                                                                         ==================  ===================  ==================

XII.  REPOSSESSION INFORMATION:                                                Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                                 BOP Repossessions Number              151                   85                 236
                                                BOP Repossessions Balance  $  5,437,300.90      $  3,404,553.31     $  8,841,854.21
                                     Plus Number Repossessions this Month               37                   30                  67
                                    Plus Balance Repossessions this Month     1,464,462.48         1,150,573.31        2,615,035.79
                                                 Less Liquidations Number              (28)                 (14)                (42)
                                                Less Liquidations Balance      (805,536.24)         (524,790.93)      (1,330,327.17)
                                                                         ------------------  -------------------  ------------------
                                                 EOP Repossessions Number              160                  101                 261
                                                EOP Repossessions Balance  $  6,096,227.14      $  4,030,335.69     $ 10,126,562.83
                                                                         ==================  ===================  ==================

XII.  REPURCHASES:
                                                                               Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                 Number Contracts Repurchased or Replaced                0                    0                   0
                                Balance contracts Repurchased or Replaced  $          0.00      $          0.00     $          0.00
                                     Number Eligible Substitute Contracts                0                    0                   0
                                    Balance Elidible Substitute Contracts  $          0.00      $          0.00     $          0.00
                                                                         ------------------  -------------------  ------------------
                                                 Total Number Repurchases                0                    0                   0
                                                Total Balance Repurchases  $          0.00      $          0.00     $          0.00
                                                                         ==================  ===================  ==================

XII.  DELINQUENCY RATIOS                                                       Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                         Average 30-Day Delinquency Ratio             2.93%                2.54%               2.78%
                                         Average 60-Day Delinquency Ratio             1.88%                1.35%               1.67%
                                              Current Realized Loss Ratio             0.12%                0.10%               0.11%

XII.  LIQUIDATION LOSSES:                                                      Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                            Previous Period Aggregate Net  $  1,585,261.47      $    637,151.44     $  2,222,412.91
                                                      Liquidation Losses:
                                                           Current Period  $  2,056,134.38      $    966,620.51     $  3,022,754.89
                                                            Aggregate Net
                                                      Liquidation Losses:
                                                           Current Period  $    470,872.91      $    329,469.07     $    800,341.98
                                                      Liquidation Losses:


XII.  CERTIFICATE ACCOUNT INTEREST:                                            Group I             Group II            Total Pool
                                                                         ------------------  -------------------  ------------------
                                                                           $     33,327.78      $     27,848.69     $     61,176.47

XIII. DEFICIENCY AMOUNTS
                                              Aggregate Deficiency Amount         6,709.74
                                               Servicer Deficiency Amount         1,298.41

XIV.  EVENTS
                                       Servicing Fee Subordination Event?               NO
                                              Servicer Termination Event?               NO
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